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                                  EXHIBIT 10.29

frontier
            COMMUNICATIONS


                            CARRIER SERVICE AGREEMENT


                                     BETWEEN


                    FRONTIER COMMUNICATIONS OF THE WEST, INC.


                                       AND


                               FINANCIAL INTRANET





                                                    FRONTIER MAY CONSIDER THIS
                                                    DOCUMENT NULL AND VOID IF
                                                    AN EXECUTED ORIGINAL IS NOT
                                                    RECEIVED BY FRONTIER
                                                    WITHIN 20 DAYS OF THE
                                                    FOOTNOTE DATE.
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                                TABLE OF CONTENTS

 SECTION

1.         Services; Forecasts; PIU Certification; Service Orders
2.         Term Of The Agreement
3.         Billing And Payment; Rates And Charges; Security; Minimum Charges
4.         Billing Disputes
5.         Termination Rights
6.         Taxes And Assessments
7.         Warranties And Limitation Of Liability
8.         Indemnification
9.         Representation
10.        Force Majeure
11.        Waivers
12.        Assignment
13.        Confidentiality
14.        Integration
15.        Construction
16.        Governing Law
17.        Notices
18.        Counterparts
19.        Compliance With Laws
20.        Third Parties
21.        Survival Of Provisions
22.        Unenforceable Provisions
23.        Cumulative Rights And Remedies
24.        Amendments
25.        Authority
26.        Non-Solicitation

GENERIC EXHIBITS

Exhibit A       Definitions
Exhibit B       Ancillary Fee Schedule
Exhibit C       Call Detail Records; Electronic Data Exchange; Letter Of Agency
                Requirements

SERVICE SPECIFIC EXHIBITS

Exhibit D       Frontier Access Direct National Origination Service (NOS)
                Switched Outbound Service Schedule
Exhibit D(a)    Frontier Access Direct NOS Switched Outbound Service
Exhibit E       Frontier Access Direct NOS Switched and Dedicated Toll Free
                Service Schedule
Exhibit E(a)    Frontier Access Direct NOS Switched Toll Free Service
Exhibit E(b)    Frontier Access Direct NOS Dedicated Toll Free Service
Exhibit F       Frontier Access Direct NOS Dedicated Outbound Service Schedule
Exhibit F(a)    Frontier Access Direct NOS Dedicated Outbound Service
Exhibit G       Frontier Access Direct NOS Switched International Termination
                Service Schedule
Exhibit G(a)    Frontier Access Direct NOS Switched International Termination
                Service
Exhibit H       Frontier Access Direct NOS Dedicated International Termination
                Service Schedule
Exhibit H(a)    Frontier Access Direct NOS Dedicated International Termination
                Service
Exhibit I       Frontier Access Direct OCN Table
Exhibit J       Link Card Services Schedule
Exhibit J(a)    Link Domestic Card Services
Exhibit J(b)    Link Originating International Service
Exhibit J(c)    Link Terminating International Service
Exhibit K       Network Interconnection Schedule

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                           CARRIER SERVICES AGREEMENT

This Carrier Services Agreement ("Agreement') is entered into between Frontier Communications of the West, Inc. on behalf of itself and its affiliates that may provide a portion of the services hereunder ("Frontier"). a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and Financial Intranet ("Fl" or 'Purchaser"), a Nevada corporation with its principal place of business located at 410 Saw Mill River Road, Suite 2040, Ardsley, NY 10502 (hereinafter, Frontier and Fl may be referred to in the aggregate as "Parties"', and each singularly as a "Party".)

                                     PURPOSE

The Parties are telecommunications carriers subject to the Communications Act of 1934, as amended, as well as the Telecommunications Act of 1996. Fl desires to purchase network transport and other telecommunication services from Frontier for El's resale to its customers. For valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1.   SERVICES; FORECASTS: PIU CERTIFICATION~ SERVICE ORDERS:

     1.1 Frontier shall, in accordance with this Agreement, provide to El those services Fl subscribes to hereunder as defined and identified herein and on exhibits, schedules and other attachments appended hereto and made a port of this Agreement from time to time by the Parties (collectively, the "Exhibits"). Aft such services being provided under the Exhibits are collectively referred to as the "Services" and individually as a "Service".

     1.2 Network performance is a function of carrier network engineering and Frontier will be dependent in significant part upon FI's forecasts and projections as it configures. engineers and augments its network for optimum performance and to effectively handle Fl's anticipated traffic volumes. Frontier expects that El has identified such traffic volumes for the usage~-based Services over the term of this Agreement and therefore Fl shall provide Frontier with good faith forecasts of Fl's expected monthly traffic volume and geographic distribution for each usage-based Service over a three month period. Forecasts shall be provided at least 90 days in advance of the forecasted period (and updated more frequently if a submitted forecast is no longer accurate). The initial forecast shall be provided prior to or on the Effective Date of this Agreement. Forecasts shall be in the format supplied by Frontier, which format Frontier may revise from time to time during the term hereof. Provision of Services is contingent on the availability of Frontier facilities.

     1.3 With respect to; (i) outbound Services originating on dedicated facilities and terminated by Frontier on switched facilities (and for which ANIs are not passed to Frontier), and ( ii) toll-free Services originating on switched facilities and terminated by Frontier on dedicated facilities, Fl shall provide a good faith certification as to its percentage of interstate usage ("PIU') for its minutes of usage ("MOU") forecasted under Section 1.2 hereof. The initial certification shall be provided prior to or on The Effective Date of this Agreement and updated when requested by Frontier. The certification shall be in the format supplied by Frontier, which format Frontier may revise from time to time during the term hereof.

     1.4 Orders for! the Services shall be transmitted and processed in accordance with Frontier's then-current, standard order procedures and guidelines, as well as any procedures set out in the applicable Exhibit for a specific Service (as such procedures and guidelines may be modified from time to time by Frontier upon prior written notice to Fl).

     1.5 Terms, conditions and guidelines for call detail records and electronic data exchange are

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           set out in the attached Exhibit C (as such terms, conditions and guidelines may be modified from time to time by Frontier upon prior written notice to Fl).

2.   TERM OF THE AGREEMENT:

     2.1 INITIAL TERM; This Agreement is effective and the Parties' obligations commence upon the date of execution by Frontier ("Effective Date") and continues in effect for a period of two (2) years ("Initial Term") from the earlier of the date switchless Service is first utilized by FI(as determined by Frontier's records), or the 90th day after the Effective Date, which date shall be deemed the "Start of Service Date".

     2.2 AUTOMATIC RENEWAL: This Agreement renews automatically for successive one year periods at the expiration of the Initial Term, unless otherwise canceled in accordance with the termination provisions of this Agreement.

     2.3 CANCELLATION: Either Party may terminate this Agreement upon expiration of a term upon written notice given at least 90 days prior to expiration of the then-current term.

     2.4 The Parties acknowledge and agree that, except with respect to termination of this Agreement for a Party's uncured breach, termination of this Agreement may not apply to the Private Line Services in accordance with Section 1.1 of the Private Line Services Agreement.

3.   BILLING AND PAYMENT: RATES AND CHARGES: SECURITY: MINIMUM CHARGES:

     3.1 Fl shall pay Frontier for the Services at the rates, fees and charges set forth below and in the applicable Exhibits. FL is liable for all charges for the Services, including without limitation, any fraudulent usage charges and short duration calls. If Fl is required to provide security hereunder, then Frontier is not obligated to accept orders, or provide or continue to provide any Services, until the required security is received by Frontier. If Fl is an existing customer of Frontier. the rates and charges set forth herein shall be effective with Fl's first full Billing Cycle following the later of the Effective Dote of this Agreement or the date Frontier receives any security required hereunder.

     3.2 Fl shall provide Frontier with security in the amount of $50,000 and in the form of either a cash deposit or an irrevocable, stand-by letter of credit from a financial institution and in a format acceptable to Frontier. Fl shall be required to increase such letter of credit to $100,000 within three months following the Start of Service Date or upon attaining a monthly billed dollar usage amount in excess of $25,000. whichever occurs first. Cash deposits shall bear interest at the rate for telephone security deposits set by the Public Utility/Service Commission in the state where Fl is headquartered.

     3.3 Fl's initial credit limit hereunder shall be $50,000. if Fl's charges for the Services ore projected to exceed (based on Frontier's measurement of Fl's daily usage run rate), or do exceed, its credit limit, Frontier may require additional security of its choice from Fl in an amount equal to two times Fl's highest Invoice over the prior six month period (or such lesser period if this Agreement has not been in effect for six months) as a condition to continuing to provide the Services. In addition, if Fl is delinquent in payment of an Invoice and Frontier does not have security from Fl in an amount equal to two times Fl's highest Invoice over the prior six month period (or such lesser period if this Agreement has not been in effect for six months), Frontier may require additional security of its choice from Fl in such amount. Any such additional security shall be provided by Fl to Frontier within 48

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           hours (if the security is to be other than a letter of credit and within 10 Business Days if the security is to be a letter of credit) from its receipt of Frontier's written request for additional security.

     3.4 Frontier agrees to take commercially reasonable efforts to invoice Fl via facsimile on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Frontier ("Invoice").

     3.5 Each Invoice shall be paid by Fl in immediately available U.S. funds so that the payment is received by Frontier no later than thirty (30) calendar days from the dote of the Invoice (the "Due Date]. The Parties agree that (i) the Invoice date will be the same day the Invoice is faxed to Fl. and (ii) the Invoice will be faxed on a Business Day and followed by a confirmation copy sent by first class U.S. mail. Any Invoice not properly disputed under Section 4 hereof and not paid by the Due Date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid. Further. Frontier may, without notice, immediately suspend the Services, order processing and Fl's access to CDR and Electronic Exchange if any Invoice not properly disputed under
           Section 4 hereof is not paid by its Due Date.

     3.6 Upon the six month anniversary of the Start of Service Date, Frontier agrees to review FI's payment history and updated financial statements as a means to determine, at its sole discretion, any changes to Fl's future security requirements.

     3.7 The Fl facsimile number and contact for purposes of this Section 3. are 914693-5059, Attention: Alan Ross, Vice President of Finance. Fl may change the facsimile number and contact upon written notice to Frontier.

     3.8 Fl agrees to pay to Frontier any and all local exchange carrier ("LEC") assessed charges (other than access charges otherwise included under the pricing in this Agreement) and governmental and regulatory charges or assessments levied upon Frontier as a result of Services provided to Fl, such as but not limited to:

           A. Pass-through charges mandated or permitted by regulatory agencies, including but not limited to, payphone dial-around compensation surcharges and PICC charges, plus any reasonable administrative charge Frontier may establish for its wholesale customers for administering such pass-through charges;

           B. When Frontier is acting as the RespOrg, National Administrative Services Center assessments (including any monthly recurring charges) for toll-free Service installation;

           C. Applicable ancillary fees and charges set out in the attached Exhibit B, as the same may be modified from time to time by Frontier upon written notice to Fl.

           If Fl subscribes to a Service for which payphone surcharges would be applicable, then in lieu of the payphone surcharge pass-through under
           A. above, Frontier may agree, at its sole discretion, to permit Fl to directly assume the responsibility and liability for the reporting and payment of payphone surcharges in accordance with the terms of a separate written agreement between the Parties. If such a separate agreement is signed by the Parties and Fl does not comply with its terms, Frontier may, notwithstanding such agreement, pass through payphone dial-around surcharges in accordance with A. above and Fl agrees to pay the same.

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     3.9   Fl shall be liable for the following minimum usage charge(s)
           commencing with Fl's Billing Cycle that starts in the third (3rd) month following the Effective Date (the "Minimum Charge").

            MINIMUM PERIOD                                     MINIMUM CHARGE
            --------------                                     --------------
            Third (3rd.) month                                      $10,000
            Fourth (4th) month                                      $10,000
            Fifth (5th) month                                       $10,000
            Sixth (6th) month and each month thereafter             $50.000

           If during the Minimum Period Fl's net charges (after any available discounts hereunder) for the Services are less than the Minimum Charge. Fl shall pay the shortfall. Governmental assessments and surcharges, non-recurring charges, operator assistance charges and local loop and third party and regulatory pass-through charges are not included when calculating the Minimum Charge. If this Agreement is terminated prior to the time the Minimum Charge becomes effective (other than termination by Fl for an uncured breach by Frontier), Fl shall be liable far the amount described in Section 5.5 hereof.

     3.10 Frontier may revise the rates, monthly recurring and other charges in this Agreement and the Exhibits at any time upon written notice to Fl. Unless a later effective date is otherwise stated in the notice, domestic and offshore rates are effective within 30 days and International rates are effective within seven days of the date of Frontier's written notice. If the effective rate for a Service is increased pursuant to this paragraph, then Fl may cancel the Service subject to the rate increase upon written notice to Frontier given within 30 days after Fl's receipt of the rate increase notice. Cancellation of a Service under this paragraph includes a pro-rota reduction in the Minimum Charge to adjust for the Service being canceled. If a rate increase affects a portion of a Service that is not severable from the entire Service Fl shall not be able to cancel the affected portion, e.g. domestic outbound switched Service is not cancelable as a result of a rate increase in directory assistance calls (DA cannot be separately blocked); further, if the rate increase affects traffic to a particular LATA or country, Fl may only cancel Service to the particular LATA/country to the extent severable by Frontier.

     3.11 Fl agrees that any make up to minimum charges, shortfall charges and surcharges for which it is liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Frontier's part, and are not penalties or consequential or other damages under Section 7.3 hereof.

     3.12 Fl agrees that a breach of any other agreement it may have with Frontier or a Frontier Affiliate shall be deemed a material breach of this Agreement.

4.   BILLING DISPUTES:

     Fl shall have the affirmative obligation of providing written notice of any dispute with an Invoice within 90 days after receipt of the Invoice by Fl (which notice shall include sufficient detail far Frontier to investigate the dispute). Fl may withhold payment only on amounts so disputed within 30 Business Days after Fl's receipt of the Invoice. Fl may not withhold payment of amounts disputed after such 30 Business Day period. If Fl does not report a dispute with respect to an Invoice within the 90 day period, Fl is deemed to have waived its dispute rights for that Invoice and to have agreed to pay the same. Provided El has provided sufficient detail for investigation of the dispute, Frontier will use reasonable efforts to resolve and communicate its resolution of the dispute within 30 Business Days of its receipt of the dispute notice. If the dispute is resolved in

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     Frontier's favor any amounts to be paid by Fl shall be subject to the late payment charges under Section 3.5 hereof retroactive to the Due Date of the disputed Invoice. Notwithstanding anything herein to the contrary, Fl shall not withhold any disputed amounts while its Frontier account is delinquent, and claims of fraudulent usage shall not constitute a valid basis for a dispute.

5.   TERMINATION RIGHTS:

     5.1 REGULATORY CHANGES: If the FCC. a state PUC or a court of competent jurisdiction issues a rule, regulation, law or order which has the effect of canceling, changing, or superseding any material term or provision of this Agreement (collectively, "REGULATORY Requirement, then this Agreement shall be deemed modified In such a way as the Parties mutually agree is consistent with the form, intent and purpose of this Agreement and is necessary to comply with such REGULATORY Requirement. Should the Parties not be able to agree an modifications necessary to comply with a REGULATORY Requirement within 30 days after the REGULATORY Requirement s effective, then upon written notice either Party may, to the extent practicable, terminate that portion of this Agreement impacted by the REGULATORY Requirement.

     5.2 Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations.

     5.3 Frontier may, upon written notice, within, twenty-four hours terminate this Agreement f or (i)) Fl's failure to pay any delinquent Invoice, or (ii) to pay any security or additional security within the time-frame required under this Agreement.

     5.4 In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay or provide security which is covered under Section 5.3 above), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 45 day period. A breach that cannot be reasonably cured within a 45 day period may be addressed by a written waiver of this paragraph signed by the Part

     5.5 Upon any material breach by Fl not cured after expiration of all applicable notice and cure periods, if any, Frontier may at its sole option do any or all of the following:

           A. Cease accepting or processing orders for Service and suspend Service;

           8. Cease all electronically and manually generated information and reports (including any CDR not paid for by Fl);

           C. Draw on any letter of credit, security deposit or other assurance of payment and enforce any security interest provided by Fl;

           D. Terminate this Agreement and Service without liability to Frontier;

           E. Collect from Fl an amount equal to the Minimum Charge for the remaining portion of the unexpired term of this Agreement; and

           F. Pursue such other legal or equitable remedy or relief as may be appropriate.

6.   TAXES AND ASSESSMENTS:

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     Fl is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to ifs resale of the Services (other than taxes on Frontier's net income) (collectively, 'Taxes"). Fl shall provide Frontier with, and maintain, valid and properly executed certificate(s) of exemption for the Taxes, as applicable.

7.   WARRANTIES AND LIMITATION OF LIABILITY:

     7.1 Frontier warrants that the Services shall be provided on a digital fiber optic network that meets the applicable technical standards established for call transport by the telecommunications industry, including BellCore publication #SRT-SV-002275, with a grade of Service of P.01 and 557 signaling, where available. FRONTIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

     7.2 Fl AGREES THAT ITS SOLE REMEDY IN THE EVENT OF ANY BREACH OF THE WARRANTIES DESCRIBED IN THIS SECTION 7 SHALL BE (I) WITH RESPECT TO THE PRIVATE LINE SERVICES, THE OUTAGE CREDITS DESCRIBED IN THE PRIVATE LINE SERVICES SCHEDULE; AND, (Ii) WITH RESPECT TO THE OTHER SERVICES, TERMINATION OF THIS AGREEMENT PURSUANT TO SECTION 5.4.

     7.3 In no event shall either Party be liable to the other Party for incidental and consequential damages, lass of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

8.   INDEMNIFICATION:

     Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) the operation of its business, and (ii] its breach of this Agreement; provided, however, Frontier shall not be liable and shall not be obligated to indemnify Fl, and Fl shall defend and indemnify Frontier hereunder, for any claims by any third party, including End-Users, with respect to services provided by Fl which may incorporate any of Frontier's services.

9.   REPRESENTATION:

     The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

10.  FORCE MAJEURE:

     Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused by, or due to fire, earthquake, flood, water, the elements, third party labor disputes, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

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11.  WAIVERS:

     No waiver cit any term or condition of this Agreement shall be enforceable unless it is in writing and signed by the Party against whom it is sought to be charged. No failure or delay by either Party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy, unless otherwise provided herein. The waiver by either Party of any of the covenants, conditions or agreements to be performed by the other or any breach thereof shall not operate or be construed as a waiver of any subsequent breach of any such covenant, condition or agreement.

12.  ASSIGNMENT:

     Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably delayed or withheld, except that Frontier may assign this Agreement to its Affiliates or successor-in-interest without Fl's consent. Any assignment or transfer without the required consent is void.

13.  CONFIDENTIALITY

     13.1 Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "Proprietary information") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "Disclosing Party" and the other Party referred to as the "Receiving Party"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section. without the written consent of the Disclosing Party.

     13.2 The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which is (i)) or becomes public knowledge through no fault of the Receiving Party; (ii) in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the Receiving Party's records);
           (iii) disclosed to the Receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or (iv) disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary information of the Disclosing Party. the Receiving Party agrees that it will provide the Disclosing Party with prompt written notice of such requests so that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

     13.3 Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.

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     13.4  Neither Party may use the name, logo, trade name, Service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the other Party's sole discretion.

14.  INTEGRATION:

     This Agreement and all Exhibits, schedules and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

15.  CONSTRUCTION:

     The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

16.  GOVERNING LAW:

     Frontier currently maintains regional Service and operations centers to support customer accounts in New York, California and Michigan. This Agreement will be construed and enforced in accordance with the law of the state where Fl's account is supported, as designated by Frontier in this Agreement or as designated in Exhibits or amendments to this Agreement, without regard to that state's choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only: (i) in the Superior court of the State of California for the County of Santa Barbara, if the designated customer support center is located in California; (ii) in a Federal or State court of competent jurisdiction located in Monroe County, New York, if the designated customer support center is located in New York; or (iii) in the Federal District Court for the Eastern District of Michigan or a State court of competent jurisdiction located in Oakland County, Michigan, if the designated customer support center is located in Michigan. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue.

17.  NOTICES:

     All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed given: (i) when delivered in person, (ii) 24 hours after deposit with an overnight delivery Service for next day delivery, (ii) the same day when sent by facsimile transmission during normal business hours. receipt confirmed by sender's equipment, or
     (iii) three Business Days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the recipient Party at the address set forth below:

     If to Frontier:    Frontier Communications
                        180 South Clinton Ave.
                        Rochester, NY 14646
                        Attn: Brian Fitzpatrick or Senior Vice President Carrier
                              Services
                        Facsimile #: (716)232-9165

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     with a copy to:    Frontier Communications
                        90 Castilian Drive
                        Goleta, CA 93117
                        Attn: Peggy Palak Manager, National Contract Admin. Facsimile #: (800) 689-2395

     If to Fl:          Financial Intranet
                        410 Saw Mill River Road, Suite 2040
                        Ardsley, NY 10502
                        Attn: Michael Sheppard, President
                        Facsimile #: (914) 693-5059

18.  COUNTERPARTS:

     This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

19.  COMPLIANCE WITH LAWS:

     During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, each Party shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or similar documentation as may be required by the FCC, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over its business ("Authorizations"). Upon the request of a Party, which request shall be no more frequent than once every six months (unless based an a request or an order of a governmental body or agency having jurisdiction over either Party). the other Party will provide copies of the requested Authorizations.

20.  THIRD PARTIES:

     The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Frontier and Fl. and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users.

21.  SURVIVAL OF PROVISIONS:

     Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, limitations on liability and indemnification, shall survive termination of this Agreement.

22.  UNENFORCEABILITY OF PROVISIONS

     The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified.

23.  CUMULATIVE RIGHTS AND REMEDIES:

     Except as may otherwise be provided herein, the assertion by a Party of any right or the obtaining of any remedy hereunder shall not preclude such Party from asserting or obtaining any other right or remedy, at law or in equity. hereunder,

24.  AMENDMENTS:

     This Agreement is voidable by Frontier if the text is modified by Fl without the written or initialed consent of a Frontier Vice President. Except as may otherwise be provided herein, any amendments or modifications to this Agreement must be in writing and signed by a Frontier Vice President (or higher level officer) and an authorized officer of Fl.

25.  AUTHORITY

     Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Agreement. By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised by its legal counsel as to its legal rights, duties and obligations under this Agreement.

26.  NON-SOLICITATION

     Fl agrees that while this Agreement is in effect, and for a period of 12 months following expiration or termination of this Agreement, neither it nor its representatives will directly or indirectly solicit Frontier employees to leave their employment with Frontier.

Frontier Communications of the West, Inc.                  Financial Intranet


By:                                                        By: /s/Michael Sheppard, President
    -------------------------------------------                -------------------------------
    Brian V. Fitzpatrick, Senior Vice President                Michael Sheppard, President
    Frontier Carrier Services Group

Date:______________________                                Date:     4/12/99

                                                                       Exhibit A
                                                                     Page 1 of 3

                                   DEFINITIONS
       (not otherwise defined in the body of the Agreement or an Exhibit)

1. Frontier Toll-free Numbers are toll-free telephone numbers ordered onto the Frontier network by Fl and for which Frontier has either (i)) been appointed the RespOrg. or (ii) reserved and issued the toll-free telephone number to Fl. Frontier shall be deemed to be the RespOrg for all toll-free telephone numbers reserved and issued by it under (ii) above.

2.   ANI is an End-User telephone line used for outbound switched Services.

3. BILLING Cycle is the Frontier BILLING cycle to which Fl's account hereunder is assigned by Frontier (a full BILLING cycle approximates 30 days).

4. Business Day is Monday through Friday, 8:00 am to 5:00 PM EST, excluding nationally recognized holidays. Unless otherwise stated, "days" refers to calendar days.

5. Presubscribed means that an End-User's ANI(s) has been assigned by the LEC to Frontiers network via Frontiers CIC.

6. Carrier Toll-free Numbers ore toll-free telephone numbers ordered onto the Frontier network by Fl for which a party other than Frontier or Fl has been appointed the RespOrg.

7. Code is a calling card authorization number used to access the Calling Card Services.

8. Fl Toll-free Numbers are toll-free telephone numbers ordered onto the Frontier network by Fl for which Fl has been appointed the RespOrg.

9. End-Users are customers of Fl receiving any of the Services hereunder. To the extent that Fl subscribes to the Services for its own use. Fl is deemed to be on End-User.

10. Toll-tree Numbers collectively refers to the Frontier Toll-free Numbers, Carrier Toll-free Numbers, Fl Toll-free Numbers and PIN Toll-free Numbers.

11. Toll-free Number Guidelines refer to the telecommunications industry's general rules with respect to toll-free number portability, including but not limited to. (i) the Federal Communications Commission's ("FCC") toll-free number portability policies and rules, (ii) the SMS Toll-free requirements set forth in the Bell Operating Companies' Tariff FCC No. 1, and (iii) the Toll-free DataBase Ad-Hoc Committee's Guidelines for Toll-free DataBase. as all of the foregoing may be replaced or modified from time to time.

12. PIN Toll-free Numbers are Frontier Toll-free Numbers assigned to Fl for use with the Toll-free PIN Service.

13. RespOrg is a responsible organization as defined in the Guidelines. A RespOrg is the entity that is responsible for managing and administering the account records in the Toll-free Service Management System DataBase.

14. Time Point (TP) is the measurement method for call duration. P-l is the "request for Service event": TP-6 is the "answer detected event"; TP-7 is the "call disconnect event", Calls for all

                                                                       Exhibit A
                                                                     Page 2 of 3

     Services (other than dedicated carrier Toll-free transport) are measured at TP-7 minus TP-6 times Three and divided by 60. Dedicated carrier Toll-free calls are measured at TP-7 minus TP- 1.

15. Delinquent (whether capitalized or not) means any Invoiced amounts not properly disputed under Section 4 of this Agreement and remaining unpaid on the Invoice's Due Date.

16. Affiliate means any entity directly or indirectly controlling, controlled by or under common control with a Party.

17.  Calling Card SERVICES consist of coiling card traffic generated via Codes.

18. Toll-free PIN Service consists of inbound Switched Services combined with a PIN Toll-free Number accessed via tour digit personal identification numbers ("PIN Numbers") used by End-Users ("0000", "4663", "9675" and "9999" are not available as PIN Numbers). The use of the PIN Numbers with a PIN Toll-free Number permits multiple End-Users to utilize the same toll-free telephone number on an individual basis. Toll-free Directory Assistance is not available with the Toll-free PIN Service.

19. Toll-free Directory Assistance consists of calls made to directory providers for assistance in locating a Frontier toll-free Number.

20. NOS Dedicated Services consist of: (i) End-User switched outbound long distance traffic delivered to a Frontier Point of Presence ("POP") via dedicated facilities and terminated over the Frontier network, and (ii) switched toll-free traffic generated via Toll-free Numbers which traffic originates on the Frontier network and is terminated by Frontier onto Fl's or an End-User's dedicated facilities.

21. NOS Switched SERVICES consist of switched inbound and outbound long distance traffic generated by End-Users that originates and terminates on the Frontier network.

22. National Origination SERVICES ("NOS"): collectively includes the NOS Switched Services, the NOS Dedicated Services and related toll-free and international traffic.

23. Dedicated Canter Termination consists of switched outbound long distance traffic delivered by Fl to a Frontier POP via dedicated facilities and terminated over the Frontier network.

24. Dedicated Toll-free Transport consists of Frontier's routing of El's toll-free calls originating on Frontier's network to Fl's facilities for termination by Fl.

25.  Domestic means the 48 contiguous United States.

26.  Off-Shore means Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands.

27. Private Line SERVICES consist of point-to-point DS-1, DS-3, OC-3 and OC-12 circuit capacity provided over Frontier's SONET network.

28. Operator Services see Operator Services Schedule. Operator Services specifically exclude calling card operator assistance calls made via Codes, which are deemed to be part of the Calling Card Services.

                                                                       Exhibit A
                                                                     Page 3 of 3

29. CIC(Carrier Identification Code): is a three or four digit number issued by Bellcore and used by a LEC (and others) to identity a long distance carrier.

30. Sub-CIC Service: consists of switched outbound long distance traffic generated by End-Users that are PIC'd to Fl's CIC. Fl CIC is "translated" or pointed at Frontier's Feature Group D trunks so that Fl's traffic reaches the Frontier network via shared Feature Group D trunks.

31. Area Code Blocking: Provides the ability to block toll-free calls which originate from certain area codes. End-Users can allow or disallow area codes.

32. Area Code Routing: Provides End-Users the ability to route calls to a predetermined location based on originating area code. Calls may be routed to a maximum of 15 different numbers.

33. Time of Day Routing: provides End-User the ability to route calls to a maximum of four (4) different locations based on time of day that the call originates (in half hour increments).

34. Percent Call Allocation Routing: Provides End-Users the ability to route calls to multiple centers (or ANIs) based on a predetermined percentage of calls received as follows.

     o  10 Locations, each receives 10% of calls
     o   4 Locations, each receives 25% of calls
     o   3 Locations, each receives 33% of calls
     o   2 Locations, one receives 75% of calls, the other location 25%
     o   2 Locations, one receives 90% of calls, the other 10%

35. 6-Digit Routing/Blocking: Provides End-User the ability to route or prevent the completion of toll-free calls based on NPA-NXX.

36. 10-Digit routing/Blocking: Provides End-Users the ability to route or prevent the completion of toll-free calls based on NPA-NXX-FI.